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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Broadway Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(1)	Amount Previously Paid:
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BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard, Suite 500
Los Angeles, California 90036

May 20, 2020

Dear Stockholder:

       On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company"), which will be held at 2:00 p.m. on Wednesday, June 24, 2020. Due to the public health concerns arising from the COVID 19 pandemic, and also to realize the cost and other benefits of the latest technology, our Annual Meeting will be a virtual meeting conducted solely as a live webcast through the Internet. There will not be any physical meeting location. You will be able to participate in the Annual Meeting, and to vote your shares and submit questions electronically before or during the Annual Meeting by visiting www.meetingcenter.io/298422394 and entering your Control Number that will be included in the instructions that will be sent to you for voting and participating in the Annual Meeting. The meeting password is BYFC2020.

       Stockholders will be asked at the Annual Meeting to vote on the election of two directors and on each of the other proposals described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

       Your vote is very important, regardless of the number of shares you own. Whether or not you expect to participate in the Annual Meeting, please send us your electronic voting instructions for your shares, or complete, sign, date, and mail each proxy card you receive if you prefer to vote by proxy card, as soon as possible. You may revoke your electronic voting instructions or proxies at any time prior to the completion of voting at the Annual Meeting.

Sincerely,

Wayne-Kent A. Bradshaw
Chief Executive Officer

IMPORTANT: If your Broadway Financial Corporation shares are held in the name of a brokerage firm or other nominee, only that brokerage firm or nominee may submit electronic voting instructions or execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account today and obtain instructions on how to direct him or her to submit electronic voting instructions, execute a proxy on your behalf, or provide a legal proxy to you to vote your shares.

If you have any questions or need any assistance in voting your shares, please telephone Alice Wong, the Company's Corporate Secretary, at (323) 634-1700, Ext 3269.

THIS PROXY STATEMENT AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.edocumentview.com/BYFC

BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard, Suite 500
Los Angeles, California 90036

Notice of Annual Meeting of Stockholders
Wednesday, June 24, 2020
2:00 p.m.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company") will be held at 2:00 p.m. on Wednesday, June 24, 2020, as a virtual meeting conducted through the Internet, for the following purposes:

  1.
  To elect two directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2023 or until their successors are elected and have been qualified;

  2.
  To ratify the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2020;

  3.
  To cast an advisory (non-binding) vote on executive compensation;

  4.
  To cast an advisory (non-binding) vote on whether advisory stockholder votes on executive compensation should be taken every one, two, or three years; and

  5.
  To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Stockholders, or any postponement or adjournment thereof, pursuant to the bylaws of the Company.

The Board of Directors has selected May 1, 2020 as the Record Date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to a notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's principal executive offices during the ten days prior to the Annual Meeting and will also be available for inspection on-line during the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please submit your electronic voting instructions, or mail your proxy in the postage-paid envelope that is provided to you, as soon as possible. You may revoke your electronic voting instructions or proxy at any time prior to the completion of voting at the Annual Meeting.

By Order of the Board of Directors

Alice Wong
 Vice President and Corporate Secretary

Los Angeles, California
May 20, 2020

Instructions and Frequently Asked Questions for Annual Meeting

       This year's Annual Meeting will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/298422394 at the meeting date and time described in the accompanying proxy statement. The password for the meeting is BYFC2020.

       We are excited to embrace the latest technology for our Annual Meeting to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation by eliminating the necessity of travel to the Annual Meeting.

Q:   How can I attend the Annual Meeting?

A:
The Annual Meeting will be conducted solely online by live webcast. No physical meeting will be held. You will be entitled to participate in the Annual Meeting, including asking questions and voting your shares, only if you were a stockholder of the Company of record as of the close of business on the Record Date for the Annual Meeting, or if you hold a valid proxy for the Annual Meeting received from a stockholder of record on that date and follow the instructions below.

  To participate in the Annual Meeting, you will need to review the information included in the Stockholder Meeting Notice that was sent separately to you (the "Notice"), on your proxy card, or on the instructions that accompanied your proxy materials. The password for the meeting is BYFC2020.

  If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the registration instructions below.

  The online meeting will begin promptly at 2:00 p.m., Pacific Time. We encourage you to access the meeting website prior to the start time, leaving ample time for the meeting check-in procedure. Please note that if you are not a stockholder of record you must first have followed the registration instructions below in this proxy statement.

Q:   Who may vote at the Annual Meeting?

A:
The Board of Directors has selected May 1, 2020 as the Record Date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to a notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Q:
What is the difference between holding shares as a "stockholder of record" and as a beneficial owner of shares held in "street name"?

A:
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. ("Computershare"), you are considered the "stockholder of record" with respect to those shares, and the Notice was sent directly to you.

  If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Notice or separate voting instructions were forwarded to you by that organization. As a beneficial owner, you have the right to direct that organization how to vote the shares held in your account but you do not have legal authority to vote the shares directly unless you receive a legal authorization or "proxy" to vote the shares from the organization. You should follow the instructions in the Notice or voting instructions provided to you by that organization in order to vote your shares or direct the organization on how to vote your shares.

Q:   How do I register to attend the Annual Meeting?

A:
If you are a stockholder of record, our transfer agent, Computershare, will already have that information and you will not need to register to attend and participate in the Annual Meeting webcast. Instead, you may simply follow the instructions to access the meeting website on the Notice or proxy card that you received.

  If your shares are held in "street name", you must register in advance to attend the Annual Meeting virtually on the Internet. To do this, you must submit proof of your proxy authority (which is referred to herein as a "legal proxy") reflecting the Broadway Financial Corporation shares you hold, along with your name and email address to Computershare as further described below. Requests for registration must be labeled as "Legal Proxy" and must be received no later than 5:00 p.m., Eastern Time, on June 22, 2020.

  You will receive a confirmation of your registration by email after we receive your registration materials.

  Requests for registration to participate in the Annual Meeting should be directed to us at the following address:

    If sent by email:

    Forward the email you received from your broker or other street name holder to vote your shares, or attach an image of your legal proxy, to legalproxy@computershare.com

    If sent by regular mail:

    Computershare
    Broadway Financial Corporation Legal Proxy
    P.O. Box 43001
    Providence, RI 02940

Q:   How can I vote my shares without participating in the online Annual Meeting?

A:
Whether you are a stockholder of record or hold your shares in street name, you may vote your shares or direct how your shares will be voted without participating in the online Annual Meeting.

  If you are a stockholder of record, you may vote by your shares over the Internet or by telephone by following the instructions on the Notice you received. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail in the postage-paid envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

  If you are the beneficial owner of shares held in street name, you may be eligible to vote your shares electronically over the Internet or by telephone by following the instructions on the Notice you received. If you request printed copies of the proxy materials by mail, you may also vote by signing the voter instruction form provided by your broker or other street name holder and returning it by mail. If you provide specific directions on how to vote by mail, telephone or over the Internet, your shares will be voted by your broker or other street name holder as you have directed.

  The persons named as proxies are executive officers of Broadway Financial Corporation. All proxies properly submitted in time to be counted at the Annual Meeting will be voted in accordance with the directions contained therein. If you submit your proxy without directing how your shares are to be voted, your shares will be voted by the proxy holders in accordance with the recommendations of the Board of Directors included in the accompanying proxy statement.

Q:   How can I vote my shares during the Annual Meeting?

A:
Whether you are a stockholder of record or hold your shares in street name, you may vote online at the Annual Meeting. You will need to enter your control number (included in your Notice, your proxy card, or the voting instructions that accompanied your proxy materials) to vote your shares at the Annual Meeting. Even if you plan to participate in the Annual Meeting, however, we encourage you to vote over the Internet, by telephone, or by returning a proxy card if you have requested printed proxy materials. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the Annual Meeting.

Q:   May I revoke my voting instructions or proxy and change my vote?

A:
You may revoke your proxy and change your vote on a matter at any time before the voting on the matter at the Annual Meeting is completed. You may revoke your voting instructions or proxy over the Internet or by telephone by following the instructions included in your proxy material or by submitting a written notice of revocation to Broadway Financial Corporation 5055 Wilshire Blvd., Suite 500, Los Angeles, CA 90036, Attn: Alice Wong. You may also revoke a previously submitted proxy by voting again on a later date over the Internet, by telephone, or by signing and returning a new proxy card by mail (only your latest proxy submitted prior to the Annual Meeting will be counted), or by voting at the Annual Meeting. Your participation at the Annual Meeting will not revoke your proxy unless you vote again electronically during the Annual Meeting. Any revocation of or change in your vote on a matter must be received by Broadway prior to completion of the vote on the matter to be effective.

Broadway Financial Corporation
Proxy Statement

BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

PROXY STATEMENT
Annual Meeting of Stockholders
Wednesday, June 24, 2020

GENERAL INFORMATION

       This Proxy Statement is furnished in connection with the solicitation of electronic voting instructions and proxies by the Board of Directors (the "Board") of Broadway Financial Corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") that will be held at 2:00 p.m. on Wednesday, June 24, 2020 as a virtual meeting conducted through the Internet, and at any postponement or adjournment thereof. This Proxy Statement and the accompanying form of proxy were first made available to stockholders on the Internet on or about May 20, 2020. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Stockholder Meeting Notice sent by the Company to all stockholders of record as of the Record Date for the Annual Meeting, or contact Alice Wong, our Vice President and Corporate Secretary, at (323) 634-1700, Ext. 3269.

       The Company was incorporated under Delaware law in September 1995 for the purpose of acquiring and holding all of the outstanding capital stock of Broadway Federal Bank, f.s.b. ("Broadway Federal" or the "Bank") as part of the Bank's conversion from a federally chartered mutual savings and loan association to a federally chartered stock savings bank (the "Conversion"). The Conversion was completed, and the Bank became a wholly owned subsidiary of the Company, on January 8, 1996. Throughout this Proxy Statement, the terms "we", "us", "our" and the "Company" refer to Broadway Financial Corporation and, unless otherwise indicated, such references include the Bank as the Company's predecessor.

RECORD DATE AND VOTING OF SHARES

       The Board has selected May 1, 2020 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A total of 19,282,571 shares of the Company's voting common stock, par value $0.01 per share (the "Voting Common Stock"), were outstanding at the close of business on that date. A majority of the shares of Voting Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote for each share of Voting Common Stock held by them of record at the close of business on the Record Date on any matter that may be presented at the Annual Meeting for consideration and action by the stockholders and on which they are entitled to vote.

       Abstentions will be treated as shares of Voting Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum, but as not voted for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares of Voting

Common Stock, commonly referred to as "broker non-votes", then those shares will be counted for general quorum purposes, but will not be considered as present and entitled to vote with respect to that matter.

       A plurality of votes cast by the holders of shares of Voting Common Stock will be required for the election of directors. The affirmative vote of the majority of the shares of Voting Common Stock voting on the proposal will be required to: (i) ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm, (ii) adopt the non-binding proposal to approve executive compensation described in this Proxy Statement, and (iii) adopt the non-binding proposal to approve the frequency of advisory votes on executive compensation. Thus, abstentions and broker non-votes will not have any effect in the voting on these proposals.

       All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted FOR the election of the nominees named in this Proxy Statement as directors, and FOR approval of each of the other proposals described in this Proxy Statement or recommended by the Company's Board. We have received a letter from a stockholder stating that the stockholder intends to make proposals at the Annual Meeting relating to the inclusion of demographic information in the quarterly and annual reports we file with the SEC regarding the borrowers on loans that the Bank originates, amendments to our bylaws regarding who may call a special stockholder meeting and standards for removal of directors for cause, termination of our stockholder rights plan, and requiring stockholder approval of future stockholder rights plans. If the proposals are properly presented and may properly be voted on at the Annual Meeting, the proxies solicited hereby will be voted against the proposals. If other matters are properly presented at the Annual Meeting and may properly be acted upon, the proxies solicited hereby will be voted in accordance with the best judgment of the persons named in such proxies.

REVOCATION OF VOTING INSTRUCTIONS AND PROXIES

       Any stockholder may revoke his or her electronic voting instructions or proxy card vote on a matter at any time before voting on the matter is completed at the Annual Meeting through the Internet or by delivering a later-dated voting instruction, proxy card, or other written notice of revocation to Alice Wong, Vice President and Corporate Secretary of the Company, at 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036.

SOLICITATION OF PROXIES

       Proxies are being solicited by this Proxy Statement on behalf of the Board. The principal solicitation of proxies is being conducted by mail. Computershare, the Company's transfer agent, will assist in the solicitation of proxies at no additional fee, but will be reimbursed for certain expenses. To the extent necessary, proxies may be solicited by officers, directors and employees of the Company or the Bank, and the Company's financial advisors, none of whom will receive additional compensation for such solicitation. Proxies may be solicited by telephone, personal contact, or other means. The Company will bear the cost of this solicitation of proxies, including postage, printing, and handling, and will reimburse brokers and other nominee holders of shares of the Company's Voting Common Stock for their expenses incurred in forwarding solicitation material to beneficial owners of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

       The following table sets forth information as of March 31, 2020 concerning the shares of the Company's Common Stock owned by each person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, each director, each Named Executive Officer, and all current directors and executive officers as a group.

Beneficial Owner	Number of Shares of Voting Common Stock Beneficially Owned	Percent of Voting Common Stock	Number of Shares of Non-Voting Common Stock Beneficially Owned(1)	Percent of Total Common Stock Outstanding(2)
CJA Private Equity Financial Restructuring Master Fund I L.P.(3)	1,845,141	9.57%	6,453,995	29.60%
Commerce Home Mortgage, LLC(4)	1,846,154	9.57%	-	6.58%
Broadway Federal Bank f.s.b. Employee Stock Ownership Plan(5)	1,638,721	8.50%	-	5.84%
Grace & White, Inc.(6)	1,599,673	8.30%	-	5.71%
National Community Investment Fund(7)	818,748	4.25%	1,564,540	8.50%
First Republic Bank(8)	834,465	4.33%	737,861	5.61%
Directors and Executive Officers(5)
Wayne-Kent A. Bradshaw(9)	346,508	1.80%	-	1.24%
Robert C. Davidson, Jr.(10)	85,134	0.44%	-	0.30%
Daniel A. Medina(11)	67,490	0.35%	-	0.24%
Virgil Roberts(12)	39,457	0.20%	-	0.14%
Dutch C. Ross III	28,616	0.15%	-	0.10%
Erin Selleck(13)	20,878	0.11%	-	0.07%
Jack T. Thompson	11,179	0.06%	-	0.04%
Brenda J. Battey(14)	201,313	1.04%	-	0.71%
Norman Bellefeuille(15)	296,624	1.53%	-	1.05%
Ruth McCloud(16)	151,026	0.78%	-	0.54%
All current directors and executive officers as a group (10 persons)	1,248,225	6.35%	-	4.40%

(1)
The non-voting common stock may be converted to common stock only upon certain prescribed forms of sales to third parties that are not affiliated with the holders thereof.
(2)
Percentages are based on the total of voting and non-voting common stock held by the respective stockholders shown in the table.
(3)
Christopher J. Acito, managing member of Christopher J. Acito ("CJA") & Associates LLC, has sole investment and voting power with respect to these shares. CJA & Associates LLC is the managing member of CJA Private Equity Financial Restructuring GP I Ltd., which is the general partner of CJA Private Equity Financial Restructuring Master Fund I LP. The address for CJA & Associates LLC is 654 Madison Avenue, Suite 601, New York, NY 10065. CJA & Associates LLC is an affiliate of Gapstow Capital Partners located at 654 Madison Avenue, Suite 601, New York, NY 10065.

(4)
Commerce Home Mortgage, LLC ("Commerce") is a wholly-owned subsidiary of The Capital Corps, LLC ("The Capital Corps"). Thus, The Capital Corps may be deemed to have shared voting power over, and thus beneficial ownership of, the shares owned by Commerce. The Capital Corps' managing member is TCC Manager, LLC, which is managed by Sugarman Enterprises, Inc., which is wholly-owned by Mr. Sugarman, and therefore Mr. Sugarman may be deemed to be a beneficial owner of such shares. Mr. Sugarman has an indirect interest in a portion of the shares owned by Commerce by virtue of an indirect ownership in Capital. Pursuant to Rule 13d-4 under the Exchange Act, each of the foregoing entities and individuals other than Commerce and The Capital Corps disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interests therein. The address for Mr. Sugarman and each of the foregoing entities is 16845 Von Karman Avenue, Suite 200, Irvine, CA 92606. Information based upon Schedule 13D filed by Mr. Sugarman and the foregoing entities with the SEC on February 10, 2020.
(5)
The address for each of the directors and named executive officers and the Broadway Federal Bank f.s.b. Employee Stock Ownership Plan ("ESOP") is 5055 Wilshire Boulevard, Suite 500, Los Angeles, CA 90036.
(6)
Information based upon Schedule 13G/A, filed on January 31, 2020 with the SEC by Grace & White, Inc., which is an investment adviser. The address for Grace & White, Inc. is 515 Madison Avenue, Suite 1700, New York, NY 10022.
(7)
The address for National Community Investment Fund ("NCIF") is 135 South LaSalle Street, Suite 3025, Chicago, IL 60603.
(8)
The address for First Republic Bank is 111 Pine Street, 2nd Floor, San Francisco, CA 94111.
(9)
Includes 36,271 allocated shares under the ESOP and 231,761 shares of restricted stock.
(10)
Includes 70,000 shares that are held by the Robert and Alice Davidson Trust, dated August 11, 1982. Robert Davidson and Alice Davidson share investment and voting power with respect to the shares held by the Robert and Alice Davidson Trust in their capacities as trustees of the trust.
(11)
Includes 48,068 shares that are held by the Martin Medina Family Trust. Mr. Medina and his wife share investment and voting power with respect to the shares held by the Martin Medina Family Trust in their capacities as trustees of the trust.
(12)
Includes 20,037 shares held jointly with his spouse with whom voting and investment power are shared.
(13)
Includes 2,262 shares held jointly with her spouse with whom voting and investment power are shared.
(14)
Includes 26,876 allocated shares under the ESOP, 54,437 shares of restricted stock, and 120,000 shares subject to options granted under the LTIP, which options are all currently exercisable as of March 31, 2020.
(15)
Includes 26,744 allocated shares under the ESOP, 57,380 shares of restricted stock, and 160,000 shares subject to options granted under the LTIP, which options are all currently exercisable as of March 31, 2020, and 52,500 shares held jointly with his spouse with whom voting and investment power are shared.
(16)
Includes 24,642 allocated shares under the ESOP, 46,384 shares of restricted stock and 80,000 shares subject to options granted under the LTIP, which options are all currently exercisable as of March 31, 2020.

 PROPOSAL 1. ELECTION OF DIRECTORS

       The Company's certificate of incorporation provides that the Board shall be divided into three classes of directors, with the term of one class of directors to expire each year. Two directors are to be elected at the Annual Meeting.

Information Concerning Nominees and Directors

       The following table sets forth the names and information regarding the persons who are currently members of the Board, including those nominated by the Board for election at the Annual Meeting. If elected, Mr. Virgil Roberts and Mr. Daniel A. Medina will each serve for a term of three years or until their respective successors are elected and qualified. Each has consented to be named in this Proxy Statement and has indicated his intention to serve if elected. If any of the nominees becomes unable to serve as a director for any reason, the shares represented by the proxies solicited hereby may be voted for a replacement nominee selected by the Board.

Name	Age at March 31, 2020	Director Since	Current Term Expires	Positions Currently Held with the Company and the Bank
NOMINEES:
Virgil Roberts	73	2002	2020	Director and Chairman of the Board
Daniel A. Medina	62	1997	2020	Director
CONTINUING DIRECTORS:
Wayne-Kent A. Bradshaw	73	2012	2021	President, Chief Executive Officer and Director
Erin Selleck	63	2015	2021	Director
Robert C. Davidson, Jr.	74	2003	2022	Director
Dutch C. Ross III	73	2016	2022	Director
Jack T. Thompson	48	2019	2022	Director

The Board of Directors unanimously recommends that you vote "FOR" the above nominees.

       The following is a brief description of the business experience of the nominees and continuing directors and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Also set forth below for each nominee and continuing director is a description of the specific experience, qualifications, attributes or skills that led to the Board's conclusion that such person should serve as a director of the Company.

Director Nominees

       Virgil Roberts has been the Managing Partner of Bobbitt & Roberts, a law firm representing clients in the entertainment industry, since 1996. Prior to forming Bobbitt & Roberts, Mr. Roberts was President of Solar Records from 1990 to 1996. He currently serves on the boards of directors of Community Build, Inc., Families in Schools, the Alliance for College Ready Public Schools, Southern California Public Radio and the James Irvine Foundation.

       Mr. Roberts is the Chairman of the Board of Directors of the Company and the Bank. Mr. Roberts' qualifications to serve on the Board include his extensive legal and business experience and community leadership. Mr. Roberts serves on a number of local community boards and provides leadership to local community groups. He brings leadership, management, and regulatory experience to the Board.

       Daniel A. Medina has been a research analyst for Needham & Company, LLC, a New York based investment bank since October 2009. Mr. Medina has also been a Managing Director of Capital Knowledge, LLC, a consulting firm that provides financial advisory services, since 2000. Mr. Medina has been involved in the financial services industry for over 36 years, including work at major investment banking firms, Union Bank of California, and Avco Financial.

       Mr. Medina has extensive experience in analyzing and valuing financial institutions and assessing their strengths and weaknesses. He also has extensive knowledge of the capital markets, mergers and acquisitions, specifically within the financial services industry, and loan underwriting processes and decisions. Mr. Medina has invaluable knowledge of the Company's history, its mission, and the markets and communities that the Company serves.

Continuing Directors

       Wayne-Kent A. Bradshaw is the President and Chief Executive Officer of the Company and the Bank. Mr. Bradshaw joined the Company in February of 2009 as the President and Chief Operating Officer, and was appointed Chief Executive Officer in January 2012. He was elected to serve as a director of both the Company and the Bank in September 2012. Prior to joining the Company, Mr. Bradshaw was the Regional President for Community and External Affairs of Washington Mutual Bank from 2003 to 2009. He was President and Chief Executive Officer of the Los Angeles-based Family Savings Bank from 1989 until 2002 and Chief Deputy Superintendent for the California State Banking Department from 1981 to 1983. Mr. Bradshaw has served on many community and educational boards. He most recently served on the boards of directors of California State University Northridge, Northridge Hospital Medical Center, and California Community Reinvestment Corporation. He currently serves on the boards of Western Bankers Association and Louisville High School.

       Mr. Bradshaw has over 45 years of experience in financial management and banking. Mr. Bradshaw has the proven ability to plan and implement programs that optimize opportunities to accelerate profitable growth in highly competitive environments. He has extensive experience in community banking, commercial banking and as a bank regulator.

       Erin Selleck served as Senior Executive Vice President and Treasurer of Union Bank until her retirement in 2014. In addition to her role as Union Bank's Treasurer, she served as a Policy Making Officer and Executive Committee member. Prior to joining Union Bank in 2002, she held a variety of positions within the Corporate Treasury department at Bank of America. She is currently serving on the Advisory Board of an early stage fintech company. She has served on the Board of Directors for numerous non-profit organizations and currently is a member of the Board of Directors for the National Association of Corporate Directors, Pacific Southwest Chapter.

       Ms. Selleck has extensive experience in finance and in banking. She has comprehensive expertise in all treasury functions including investments, funding and liquidity, interest rate risk, capital management, and investor relations. As a banker for more than 25 years, she has deep knowledge of the capital markets and of the regulatory landscape in banking. Ms. Selleck also has extensive executive management experience with driving growth and profitability, guiding strategy including mergers and acquisitions, and providing effective oversight of all enterprise risks, including cyber-security.

       Robert C. Davidson, Jr. served, until his retirement in 2007, in the position of Chairman and Chief Executive Officer of Surface Protection Industries, a paint and specialty coatings manufacturing company he founded in 1978, that became one of the leading African American-owned manufacturing companies in California. Previously, from 1972 to 1974, he co-founded and served as Vice President of Urban National Corporation, a private venture capital corporation that was focused specifically on investing in minority-controlled businesses. Mr. Davidson currently also serves on the boards of directors of Morehouse College (Chairman Emeritus), Art Center College of Design (Chairman), Jacobs Engineering Group, Inc. (a publicly traded professional service company), Smithsonian American Art Museum, Ray Charles Foundation, Cedars-Sinai Medical Center (Emeritus Member) and the University Of Chicago Graduate School Of Business Advisory Council.

       Mr. Davidson has extensive entrepreneurial experience in developing and managing small and medium-sized businesses. He has hands-on experience in marketing and sales, human resources and strategic planning and implementation. He has a long history with, and extensive knowledge of the Company and of the markets and communities in which the Company operates. We believe that this knowledge and experience qualifies him to serve on our Board.

       Dutch C. Ross III is President and Chief Executive Officer of Economic Resources Corporation ("ERC"), a non-profit corporation with a mission of promoting economic development and job creation in underserved neighborhoods. Mr. Ross has served in that capacity since 1996. Prior to joining ERC, Mr. Ross held a variety of managerial, financial and planning positions in the corporate headquarters, divisional, and subsidiary operations of Atlantic Richfield Company ("ARCO") from January 1975 to December 1995. Over the years, Mr. Ross has been active in a number of community organizations and has served on the boards of directors of several such organizations, including the Downtown Long Beach YMCA, where he served as Chairman, Genesis L.A. Economic Growth Corporation, where he currently chairs the Audit Committee and also serves on the Executive Committee, and The Valley Economic Development Center, where he formerly served as a board member, and Chairman of the Finance Committee.

       Mr. Ross is a financial executive with over 40 years of business experience with a Fortune 500 company and non-profit economic development organizations. We believe that this knowledge and experience qualifies him to serve on our Board.

       Jack T. Thompson is the Chief Executive Officer of Pawson Capital Management, an investment firm focused on community banks based in Greenwich, Connecticut. From 2010 to 2018, Mr. Thompson was the Head of Financial Services Investments at Gapstow Capital Partners, an alternative investment firm based in New York City. Prior to joining Gapstow Capital Partners, Mr. Thompson held positions at Deutsche Bank Securities, Goldman Sachs & Co., Novantas, LLC, and Booz Allen & Hamilton. He is a Director on the Boards of ETHIC Bank in Boston, Massachusetts and Seaside National Bank & Trust, Inc. in Orlando, Florida. He graduated from Yale University with a B.A. in History and he received his M.B.A. with honors from the University of Chicago with concentrations in Finance and Accounting. Mr. Thompson is also a former 1st Lieutenant in the Armor Branch of the U.S. Army Reserve.

       Mr. Thompson provides the Board with important experience and insight into the financial services industry. Mr. Thompson is the nominee of CJA Private Equity Financial Restructuring Master Fund I, L.P. ("CJA"), an institutional stockholder that elected to exercise its right to nominate a candidate to the Board of Directors of the Company. In connection with CJA's purchase of our capital stock in 2013, we agreed to use our reasonable best efforts to cause one person nominated by CJA to be elected to serve on our Board of Directors so long as it, together with its affiliates, beneficially owns at least four percent (4%) of our total outstanding capital stock.

Director Independence

       We have adopted standards for director independence pursuant to the Nasdaq Stock Market ("Nasdaq") listing standards. The Board has considered relationships, transactions and/or arrangements with each of its directors, and has determined that all of the Company's non-employee directors are "independent" under applicable Nasdaq listing standards and Securities and Exchange Commission ("SEC") rules.

Board Leadership Structure

       The Company currently operates under a leadership structure in which the positions of Chairman of the Board and Chief Executive Officer of the Company are separated, such that each position is held by a different person. The position of Chairman of the Board is held by Mr. Roberts, who is an independent director. As the Chairman of the Board, Mr. Roberts provides leadership to the Board and works with the Board and executive management to define the Board's structure and coordinate its activities in the fulfillment of its responsibilities. In addition, he presides over periodic executive sessions of the Board, coordinates the agenda for meetings and serves as a liaison between the independent directors and management.

       Mr. Bradshaw serves as President and Chief Executive Officer of the Company. As such, he has general responsibility for supervision and management of the business affairs of the Company, and is responsible for assuring that policy decisions of the Board are implemented as adopted. He, in conjunction with the Board, is responsible for the development and implementation of the Company's strategic plans.

       The Board intends to continue to separate the Chairman and Chief Executive Officer positions. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. In addition, this structure allows Mr. Bradshaw to focus his attention on implementing the Company's strategic plans, while a separate Chairman can devote full attention to Board leadership functions. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Risk Oversight

       The Board's role in the Company's risk management process includes reviewing regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic, and reputational risks. The Board reviews these reports to enable it to understand and assess the Company's risk identification, risk management, and risk mitigation strategies. While the Board has the ultimate oversight responsibility for the risk management process, various committees of both management and the Board also have responsibility for risk management. The Risk and Compliance Committee of the Bank's board of directors reviews the development, implementation, and maintenance of risk management processes from a Company-wide perspective, and assesses the adequacy and effectiveness of the Company's risk management policies. In accordance with our audit committee charter, the Audit Committee assists the Board in its oversight of the Company's risk assessment and risk management policies as well as the procedures and the safety and soundness of the Company. The Loan Committee evaluates and manages credit risk and loan concentration risk, while the Internal Asset Review Committee reviews loan classifications and loss risk in the Bank's loan portfolio. In addition, the Asset and Liability Committee manages investment, interest rate, and financial risk exposure, the Compensation and Benefits Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, and the Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest, and overall governance of the Company. While each committee oversees certain risks and the management of such risks, the entire Board is regularly informed of such risks through committee and management reports.

Identifying and Evaluating Nominees for Director

       The Company's Corporate Governance Committee is charged with the responsibilities of identifying and recommending candidates to be nominated for election as directors. The committee considers candidates suggested by its members, other directors and stockholders in anticipation of upcoming director elections and other potential or expected Board vacancies. The committee will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company's Bylaws. See "Stockholder Proposals for Presentation at the Annual Meeting" for additional information regarding stockholder nominations of director candidates.

       All director candidates, including those nominated by stockholders, are evaluated on the same basis. In determining the needs of the Board and the Company, the Corporate Governance Committee considers the qualifications of current directors and consults with other members of the Board, the Chief Executive Officer and, where appropriate, external advisors. Generally, the committee believes that all directors should exemplify the highest standards of personal and professional integrity, have broad experience in positions with a high degree of responsibility, and the ability to commit adequate time and effort to serve as a director. Director candidates who are not current directors are interviewed by members of the committee and the Chief Executive Officer and the results of those interviews are considered by the Committee and the Board in their deliberations.

       Neither the Corporate Governance Committee nor the Board has a formal policy on the consideration of diversity in identifying director candidates, although both consider diversity when identifying and evaluating candidates. The Board may require a candidate to be sufficiently diverse from the other Board members, in ethnicity, gender, educational, professional and/or managerial backgrounds and experience, to provide a range of perspectives and interests among the members of the Board.

Committees and Meetings of the Board

       The Company has three standing Board committees: the Audit Committee, the Compensation and Benefits Committee, and the Corporate Governance Committee. The Bank has six Board committees: the Audit Committee, the Risk and Compliance Committee, the Compensation and Benefits Committee, the Internal Asset Review Committee, the Loan Committee, and the Corporate Governance Committee.

Company Committees

       The Audit Committee consists of Ms. Selleck (Chairwoman) and Messrs. Roberts and Ross. This committee is responsible for the engagement and oversight of the Company's independent registered public accounting firm. The Audit Committee, together with the corresponding committee of the Bank's Board of Directors, is also responsible for oversight of the internal audit function of the Company, assessment of accounting and internal control policies, and monitoring of regulatory compliance. The Audit Committee held fourteen meetings during 2019. The Audit Committee has a written charter, which is available on the Company's website at www.broadwayfederalbank.com. All of the members of the Audit Committee are independent directors as defined under the Nasdaq listing standards. In addition, Ms. Selleck meets the definition of "audit committee financial expert," as defined by the SEC.

       The Compensation and Benefits Committee consists of Messrs. Davidson (Chairman), Medina, Roberts, and Thompson. This committee, together with the corresponding committee of the Bank's Board of Directors, is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation matters at the Company level. The Compensation and Benefits Committee has a written charter, which is available on the Company's website at www.broadwayfederalbank.com The Compensation and Benefits Committee held six meetings during 2019.

       The Compensation and Benefits Committee is authorized to engage its own outside experts for advice. The Compensation and Benefits Committee engaged EW Business Partners, Inc. to provide advice in connection with the compensation of the Company's executives, directors and other employees and to review the Broadway Financial Corporation 2018 Long-Term Incentive Plan.

       The Corporate Governance Committee consists of Messrs. Roberts (Chairman), Davidson, Medina, and Thompson. This committee is designated as the Nominating Committee of the Board and is responsible for the review of the qualifications of persons being considered for election as directors, including existing directors, and for recommending candidates for election to the Board. The Corporate Governance Committee held four meetings in 2019. Nominees for the 2020 Annual Meeting were recommended by the Corporate Governance Committee and approved by the Board. The Corporate Governance Committee's duties and responsibilities and the qualifications for director nominees are described in the Corporate Governance Committee Charter, which is available on the Company's website at www.broadwayfederalbank.com. All of the members of the Corporate Governance Committee are independent directors as defined under the Nasdaq listing standards.

Bank Committees

       The Audit Committee consists of Ms. Selleck (Chairwoman) and Messrs. Roberts and Ross. This committee is responsible for the engagement and oversight of the Bank's independent registered public accounting firm. The Audit Committee is also responsible for oversight of the internal audit function and assessment of accounting and internal control policies. The Audit Committee held fourteen meetings during 2019.

       The Risk and Compliance Committee consists of Messrs. Medina (Chairman), Davidson, Thompson, and Ms. Selleck. This committee is responsible for monitoring regulatory compliance, including oversight of the Bank's compliance with cybersecurity-related issues. The Risk and Compliance Committee held five meetings during 2019.

       The Compensation and Benefits Committee consists of Messrs. Davidson (Chairman), Medina, Roberts, and Thompson. This committee is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation matters. This committee also evaluates the Chief Executive Officer's performance, salary and benefits, and makes recommendations regarding such matters for approval by the Board. The Compensation and Benefits Committee held six meetings during 2019.

       The Internal Asset Review Committee consists of Messrs. Davidson (Chairman), Bradshaw, and Medina. This committee is responsible for the review and approval of asset classifications and for monitoring delinquent loans and foreclosed real estate. In addition, the Internal Asset Review Committee reviews the adequacy of the Bank's allowance for loan losses. The committee held nine meetings during 2019.

       The Loan Committee consists of Messrs. Ross (Chairman), Roberts, Bradshaw, and Ms. Selleck, as well as Mr. Bellefeuille, who is not a Board member, but serves as the Bank's Chief Loan Officer. The Loan Committee is responsible for developing the lending policies of the Bank, monitoring the loan portfolio and compliance with established policies, and approving specific loans in accordance with the Bank's loan policy. The Loan Committee held ten meetings during 2019.

       The Corporate Governance Committee consists of Messrs. Roberts (Chairman), Davidson, Medina, and Thompson. This committee is responsible for the review of the qualifications of persons being considered for election to the board of directors of the Bank, including existing directors, and for nominating candidates for such election. The Corporate Governance Committee held four meetings during 2019.

Board Meetings

       The Boards of Directors of the Bank and the Company each held twelve regular meetings and one special board meeting during 2019. All directors attended at least 75% of all meetings held during 2019 by the Company's Board of Directors and the committees of the Board on which they served.

Director Attendance at Annual Meetings

       The Company encourages all members of the Board to attend the annual meeting of stockholders. Mr. Bradshaw and all of the then-serving outside directors of the Company attended the 2019 Annual Meeting of Stockholders.

Communications with the Board

       The Board has an established process for stockholder communications with the Board. Stockholders may send communications to the Board or any individual director by mail addressed to: Board of Directors, Broadway Financial Corporation, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036. Communications addressed to the Board are reviewed by the Corporate Secretary and directed to the Chairman of the Board for further review and distribution to all members of the Board. Communications addressed to individual directors are forwarded directly to the office of the named director.

AUDIT COMMITTEE REPORT

       The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this Report by reference.

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the Company's systems of internal controls. The Company's independent registered public accounting firm, Moss Adams LLP, is responsible for auditing the Company's consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

       The Audit Committee operates under a written charter approved by the Board. The Charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor, independent advisors, and consultants.

       In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report with management and the independent auditors, Moss Adams LLP, including a discussion of the quality, not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

       The Audit Committee reviewed with the independent registered public accounting firm such matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), including PCAOB Auditing Standard 1301, "Communications with Audit Committees". In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors' independence from management and the Company, including the matters in the written disclosures received by the Committee as required by the rules of the PCAOB regarding the independence of such auditors, and has considered the compatibility of non-audit services provided by the auditors with the auditors' independence.

       The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations or audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2019.

Audit Committee Ms. Erin Selleck, Chairwoman Mr. Virgil Roberts Mr. Dutch C. Ross III

EXECUTIVE OFFICERS

       The following table sets forth information with respect to current executive officers of the Company and the Bank who are not directors. Officers of the Company and the Bank serve at the discretion of, and are elected annually, by the respective Boards of Directors.

Name	Age(1)	Principal Occupation during the Past Five Years
Brenda Battey	62	Executive Vice President and Chief Financial Officer of the Company
		since June 2013 and the Bank since April 2013. Senior Vice President and Senior Controller of Bank of Manhattan from September 2011 to June 2012. Senior Vice President and Controller of Community Bank from February 2010 to September 2010. Senior Vice President and Controller of First Federal Bank of California from 1997 to 2009.
Norman Bellefeuille	67	Executive Vice President and Chief Loan Officer of the Bank since July 2012. Lending Division Manager of Luther Burbank Savings from 2005 to July 2012.
Ruth McCloud	71	Executive Vice President / Chief Retail Banking Officer of the Bank since July 2014. Senior Vice President / Divisional Sales Manager of OneWest Bank from January of 2010 to June 2014. Senior Vice President / Sales Manager of First Federal Bank of California from January 2004 to December 2009.

(1)
As of March 31, 2020

EXECUTIVE COMPENSATION

Summary Compensation Table

       The Summary Compensation Table includes information concerning the compensation paid to or earned by our Chief Executive Officer ("CEO") and our three other most highly compensated executive officers. Each executive is referred to herein as a named executive officer ("NEO").

Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total ($)

Wayne-Kent A. Bradshaw	2019	$435,000	$239,100	-	$70,963	$745,063

Chief Executive Officer	2018	$435,000	$240,072	-	$71,515	$746,587

	2017	$435,000	$230,101	-	$70,299	$735,400

Brenda J. Battey	2019	$235,323	$47,065	-	$34,032	$316,420

Chief Financial Officer	2018	$235,323	-	-	$32,271	$267,594

	2017	$235,323	-	$47,065	$33,427	$315,815

Norman Bellefeuille	2019	$248,044	$49,609	-	$46,701	$344,354

Chief Loan Officer	2018	$248,044	-	-	$46,669	$294,713

	2017	$248,044	-	$49,609	$49,129	$346,782

Ruth McCloud	2019	$200,510	$40,102	-	$29,387	$269,999

Chief Retail Banking Officer	2018	$200,510	-	-	$27,788	$228,298

	2017	$200,510	-	$40,102	$28,963	$269,575

(1)
Includes amounts deferred and contributed to the 401(k) Plan by the NEO.
(2)
Relates to RSU awards covering 129,270 shares and 97,195 shares of Common Stock in 2017 and 2018, respectively, in lieu of cash bonuses due to restrictions applicable to companies that participated in the U.S. Treasury Department's Capital Assistance Program, and awards of 194,390 shares, 38,264 shares, 40,332 shares, and 32,603 shares of restricted stock awarded to Mr. Bradshaw, Ms. Battey, Mr. Bellefeuille, and Mrs. McCloud, respectively, pursuant to the LTIP in 2019. The restricted stock awards granted in 2019 vest two years after the grant date.
(3)
The amounts shown represent the cash incentive compensation awards earned by the NEO under the Bank's Incentive Plan for Management ("Incentive Plan"), based on the objective criteria established by the Board pursuant to the Incentive Plan at the beginning of each year. The Compensation and Benefits Committee evaluates the performance results at the beginning of the following year and approves the amounts of bonuses to be paid under the Incentive Plan.
(4)
Includes amounts paid by the Company to the 401(k) account of the NEO and allocations under our Employee Stock Ownership Plan. Also includes perquisites and other benefits consisting of automobile and telephone allowances, health benefits and life insurance premiums. The amount shown for our CEO includes country club dues.

Employment Agreements

       Mr. Bradshaw and each of the other NEOs serve in their current positions pursuant to Employment Agreements entered into by the Company and the Bank with the respective NEOs effective in March and May 2017, respectively. The Employment Agreements provided for initial terms of employment of three years, subject to annual one-year extensions by mutual agreement of the parties. The Employment Agreements initially provided for the payment of annual base salaries in the following amounts, subject in each case to annual review and possible increase by the Board of the Company: Mr. Bradshaw $435,000; Ms. Battey $235,323; Mr. Bellefeuille $248,044; and Ms. McCloud $200,510. The Employment Agreements also provide for the NEOs' participation in the Bank's Employee Stock Ownership Plan, eligibility to receive equity-based awards pursuant to the Company's Long Term Incentive Plan of such types and in such amounts as are determined by the Board and eligibility to participate in all employee benefit plans applicable to senior executive officers, including the Bank's annual cash incentive compensation plan, the Company's 401(k) plan (with continuation of the Company's employee contribution matching policy as of the effective date of the Employment Agreements), and medical, dental, life and long-term disability programs.

       The Employment Agreements may be terminated by the Company with or without Cause, may be terminated by the NEO with or without Good Reason, and will also terminate in the event of the death or Disability (as defined in the Employment Agreements) of an NEO. "Cause" is defined in the Employment Agreements to include, among other reasons: failure substantially to perform the NEO's duties, or material breach by the NEO of the Employment Agreement or any material written policy of the Company, in each case if not cured within 30 days after notice from the Board requiring such cure; willful violation of any law, rule or regulation (excluding traffic violations and similar offenses); entry of a final regulatory cease and desist order against the NEO; and other offenses involving fraud, moral turpitude, or dishonesty involving personal profit. "Good Reason" is defined in the Employment Agreements to mean, among other events: demotion, or loss of title or authority, of an NEO; reduction of an NEO's base salary; relocation of an NEO's primary work location by more than 20 miles; or material breach of an NEO's Employment Agreement by the Company.

       In the event of termination of an Employment Agreement by the Company due to Disability or without Cause, or by the NEO for Good Reason, the NEO would be entitled to receive all amounts accrued for payment to the NEO to the date of termination and not previously paid, including base salary, unreimbursed business expenses, vested amounts under the Company's 401(k) Plan and other employee benefit plans (collectively, the "Accrued Obligations"). The NEO would also be entitled to continue to receive an amount equal to the NEO's monthly base salary for a specified period (the "Severance Period") and would continue during the Severance Period to be entitled to receive the NEO's automobile allowance and payment by the Company of the NEO's life, long-term disability, medical and dental insurance premiums provided for in the NEO's Employment Agreement (such payments during the Severance Period being collectively referred to as the "Severance Payments"). The Severance Periods specified in the Employment Agreements for the respective NEOs are: Mr. Bradshaw 36 months; Ms. Battey 24 months; Mr. Bellefeuille 30 months; and Ms. McCloud 18 months. In the event of termination of an Employment Agreement for Cause, or due to death or voluntary termination by an NEO without Good Reason, the NEO or the NEO's estate would only be entitled to receive payment of the Accrued Obligations for such NEO.

       The Employment Agreements provide that if the employment of an NEO is terminated by the Company without Cause or by the NEO for Good Reason within two years after a Change in Control of the Company has occurred, the NEO will be entitled to receive a single lump sum payment equal to the present value of the Severance Payments described above. The present value of the Severance Payments would be calculated using the Applicable Federal Rate published by the Internal Revenue Service from time to time. "Change in Control" is defined in the Employment Agreements to include: events that would be required to be reported as such pursuant to the Exchange Act or federal banking laws and regulations; any person or entity acquiring beneficial ownership of 50% or more of the Company's outstanding securities; and changes in the composition of the Board of the Company that result, with certain exceptions, in directors who were members of the Board as of the effective date of the Employment Agreements ceasing to constitute a majority of the Board.

Incentive Compensation

       The Bank's Incentive Plan for Management ("Incentive Plan") is designed to reward management for productivity, high performance, and implementing the business plan and vision of the Bank. The Compensation and Benefits Committee establishes performance objectives in advance of each year. These performance objectives are derived from the Strategic Plan, which is reviewed and approved by the Board annually, and typically covers the ensuing three years. The compensation payable under the Incentive Plan is tied directly to the attainment of the pre-established performance objectives. The Incentive Plan provides for a minimum, target and maximum incentive opportunity equal to 25%, 40%, and 65%, respectively, of base salary for the CEO, and 20%, 35%, and 50%, respectively, of base salary for the other senior executive officers, and lower percentages of base salary for other managers.

       In order for the Incentive Plan participants to receive any form of payout, a minimum financial threshold of 80% of the Board approved consolidated net earnings for the Incentive Plan year must be achieved. For each year, the Board establishes specific objectives in the following areas:

  •
  Net Earnings
  •
  Capital
  •
  Compliance
  •
  Net Loan Growth
  •
  Asset Quality
  •
  Core Deposit Growth

       At the end of the Incentive Plan year, each goal is assessed, and results calculated. The Compensation and Benefits Committee, pursuant to the terms of the Incentive Plan, determined that the pre-established objectives for 2018 and 2019 were achieved at least in part, and those achievements were used by the Committee to determine the restricted stock awards that were granted in early 2019 and 2020. No cash bonuses were paid for 2018 and 2019 performance.

Grants of Plan-Based Awards in 2019

       Restricted stock awards totaling 305,589 were granted to the NEOs for the year ended December 31, 2019 as follows: 194,390 shares, 38,264 shares, 40,332 shares, and 32,603 shares were granted to Mr. Bradshaw, Ms. Battey, Mr. Bellefeuille, and Mrs. McCloud, respectively. The restricted stock awards granted in 2019 vest two years from the date of grant and are subject to forfeiture until vested. There were no grants of restricted stock units or stock options to the NEOs for the year ended December 31, 2019.

Outstanding Equity Awards at December 31, 2019

       The following table sets forth information concerning outstanding equity awards held by each NEO as of December 31, 2019.

	Option Awards				Restricted Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)(1)	Option Exercise Price(2)	Option Expiration Date(3)	Number of Shares That Have Not Vested(4)	Market Value of Shares That Have Not Vested(5)
Wayne K. Bradshaw	-	-	-	-	194,390	$299,361
Brenda J. Battey	90,000	60,000	$1.62	02/24/26	38,264	$58,927
Norman Bellefeuille	120,000	80,000	$1.62	02/24/26	40,332	$62,111
Ruth McCloud	60,000	40,000	$1.62	02/24/26	32,603	$50,209

(1)
Options vest in equal annual installments on each anniversary date over a period of five years commencing on the date of grant.
(2)
Based upon the fair market value of a share of Company common stock on the date of grant.
(3)
Terms of outstanding stock options are for a period of ten years from the date the option is granted.
(4)
There were no vested restricted stock awards as of December 31, 2019.
(5)
Based upon a market value of $1.54 per share for the Company's common stock as of December 31, 2019.

DIRECTOR COMPENSATION

       Members of the Board of Directors of Broadway Financial Corporation do not receive separate compensation for their service on the Board of Directors of Broadway Federal Bank.

       For the year ended December 31, 2019, each member of the Board received $1,000 per meeting for attending monthly and special board meetings. The Chairman of the Board received an additional annual retainer of $10,000. Committee members received an additional annual retainer of $8,000 and Committee Chairpersons received an additional annual retainer of $6,000 for such service, except for the Corporate Governance Committee Chair, who received an additional annual retainer of $4,000.

       The following table summarizes the compensation paid to non-employee directors for the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total

Robert C. Davidson	$34,000	$7,500	$516	$42,016

Daniel Medina	$27,000	$7,500	-	$34,500

Virgil Roberts	$36,000	$7,500	-	$43,500

Dutch C. Ross III	$28,000	$7,500	-	$35,500

Erin Selleck	$27,000	$7,500	-	$34,500

Jack Thompson	$22,000	$7,500	-	$29,500

(1)
Includes payments of annual retainer fees, fees paid to chairmen and members of Board committees, and meeting attendance fees.
(2)
The amounts shown reflect the aggregate fair value of stock awards on the grant date, as determined in accordance with FASB ASC Topic 718.
(3)
Includes premiums paid for dental and vision insurance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       The Company's current loan policy provides that all loans made by the Company or its subsidiary to its directors and executive officers or their associates must be made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness who are not related to the Company and must not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2019, the Company did not have any loans to related parties or affiliates.

DELINQUENT SECTION 16(A) REPORTS

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to report to the SEC their initial ownership of shares of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and any late filings or failures to file are to be disclosed in this Proxy Statement. Officers, directors and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a) of the Exchange Act. On March 5, 2019, Mr. Bradshaw, Ms. Battey, Ms. McCloud, and Mr. Bellefeuille each filed a Form 4 regarding the issuance of shares of our common stock to them (in the form of restricted stock awards described above) on February 27, 2019, which filings were required under applicable regulations to have been made by the end of the second business day after the issuance.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Board has appointed Moss Adams LLP ("Moss Adams") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. This appointment is being submitted to the stockholders for their consideration and ratification. If the appointment of Moss Adams is not ratified by the stockholders, the Audit Committee will consider the stockholders' vote in deciding whether to reappoint Moss Adams as independent registered public accounting firm in the future.

       It is anticipated that representatives of Moss Adams will be present at the Annual Meeting. The Moss Adams representatives will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from stockholders. Moss Adams performed the independent audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2019 and 2018.

The Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm.

Principal Accountant Fees and Services

       The Audit Committee approves each engagement before the Company's independent accountants, Moss Adams LLP, are engaged to render non-audit services for the Company or the Bank. No non-audit services were provided by Moss Adams LLP for the years indicated, except as indicated in the table below. The Audit Committee also preapproved all of the audit and audit-related services provided by Moss Adams LLP for the years ended December 31, 2019 and 2018.

       The following table sets forth the aggregate fees billed to us by Moss Adams LLP for the years indicated, inclusive of out of pocket expenses.

	2019	2018
	(In thousands)
Audit fees(1)	$197	$192
Audit-related fees(2)	12	7

Total fees	$209	$199

(1)
Aggregate fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements included in the Company's Annual Report on Form 10-K and for the reviews of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q.

(2)
Consultation fees billed for professional services rendered for the 2019 and 2018 reviews of the Company's deferred tax assets valuation, and a Registration Statement on Form S-8 filed with the SEC by the Company, respectively.

PROPOSAL 3. ADVISORY (NON-BINDING) VOTE TO APPROVE
EXECUTIVE COMPENSATION

       Our overall executive compensation program, as described in this Proxy Statement, is designed to pay for performance and directly align the interests of our executive officers with the long-term interests of our stockholders.

       Our stockholders are asked to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules. Accordingly, stockholders will be asked at the Annual Meeting to vote on the following resolution:

       "Resolved, that the stockholders of Broadway Financial Corporation hereby approve the compensation of the Named Executive Officers as disclosed in the Summary Compensation Table of the Proxy Statement for the Annual Meeting pursuant to Item 402 of Regulation S-K."

       This vote will not be binding on the Company's Board and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty of the Board. Nor will it affect any compensation paid or awarded to any executive officer. The Compensation and Benefits Committee and the Board may, however, take the outcome of the vote into account when considering future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 4. ADVISORY (NON-BINDING) VOTE ON
FREQUENCY OF ADVISORY VOTE
ON EXECUTIVE COMPENSATION

       Section 14A of the Exchange Act, in addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, requires that the Company not less frequently than every six years provide stockholders with an advisory vote on whether the advisory vote on executive compensation should be held every one, two, or three years.

       The voting instruction form and proxy card for the Annual Meeting each provide stockholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstaining from voting on this proposal).

       This vote will not be binding on the Company's Board and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty of the Board. Nor will it affect any compensation paid or awarded to any executive officer. The Compensation and Benefits Committee and the Board may, however, take the outcome of the vote into account when considering the frequency of future advisory votes on executive compensation arrangements.

       Stockholders are being asked to vote on the following resolution:

       "Resolved, that the stockholders of the Company determine, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company's named executive officers set forth in the Company's proxy statement is (choose one):

  Choice 1 - every year;

  Choice 2 - every two years;

  Choice 3 - every three years; or

  Choice 4 - abstain from voting"

The Board of Directors unanimously recommends that you vote "Choice 1 - every year". Proxies given without instruction will be so voted.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING

       Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's 2021 proxy statement must set forth the proposal in writing and file it with the Corporate Secretary of the Company on or before January 20, 2021, or such later date as may be designated by the Board if the 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting") is not held in June. The Board will review any stockholder proposal that is filed as required and will determine whether such proposal meets applicable criteria for inclusion in the proxy statement for, and for consideration at, the 2021 Annual Meeting. Except for director nominations, any stockholder may make any proposal at the 2021 Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Corporate Secretary of the Company on or before May 25, 2021, or such later date as may be designated by the Board if the 2021 Annual Meeting is not held in June, such proposal may only be voted upon at a meeting held at least 30 days after the Annual Meeting at which it is presented.

       Under the Company's Bylaws, stockholder nominations for election of directors at the 2021 Annual Meeting may only be made pursuant to timely notice in writing received by the Corporate Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year's Annual Meeting of stockholders to be considered at the 2021 Annual Meeting. The notice must state the nominee's name, age, business and residence addresses, principal occupation or employment, and the class and number of shares of Common Stock beneficially owned by the nominee on the date of the notice. The required notice must also disclose certain information relating to the nominee of the type required to be disclosed in a proxy statement and in certain other filings under federal securities laws.

ANNUAL REPORT AND FORM 10-K

       The Company's 2019 Annual Report to Stockholders, which includes our 2019 Annual Report filed with the SEC on Form 10-K and contains the Company's consolidated financial statements for the years ended December 31, 2019 and 2018, accompanies this Proxy Statement.

       Stockholders may obtain, without charge, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, without the accompanying exhibits, by sending a written request to Broadway Financial Corporation, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036 Attention: Alice Wong. Stockholders may obtain any of the exhibits that are referred to in the list of exhibits attached to the Annual Report on Form 10-K upon payment to the Company of the cost of furnishing them.

BY ORDER OF THE BOARD OF DIRECTORS

Alice Wong Vice President and Corporate Secretary May 20, 2020

MMMMMMMMMMMM MMMMMMMMMMMMMMM Broadway Financial Corporation C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/BYFC or delete QR code and control # shcttapn:/t/hwewQwR.ecnovdiseio—nrloegpionrtdse.ctaoimls/aBrYeFC or lsoccaantethdeinQtRhceosdhead—eldogbianrdbeetlaoiwls. are Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/BYFC Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 1 YEAR on Proposal 4. + 1. To elect two directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2023 or until their successors are elected and have been qualified 01 - Virgil Roberts 02 - Daniel A. Medina Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain For Against Abstain 2. To ratify the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2020; 3. To cast an advisory (non-binding) vote on executive compensation 1 Year 2 Years 3 Years Abstain 4. To cast an advisory (non-binding) vote as to whether the stockholder vote required to approve the compensation of named executive officers should occur every 1, 2, or 3 years; and Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 6 2 2 6 0 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 039ERF MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR the election of all the nominees listed on this proxy, FOR Proposals 2 and 3 and 2020 Annual Meeting Proxy Card1234 5678 9012 345

The 2020 Annual Meeting of Stockholders of Broadway Financial Corporation will be held on Wednesday, June 24, 2020 at 2:00 p.m. PST, virtually via the internet at www.meetingcenter.io/298422394. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — BYFC2020. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 24, 2020 Wayne-Kent A. Bradshaw is hereby appointed as Proxy, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Broadway Financial Corporation to be held virtually online on June 24, 2020 at 2:00 p.m. or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have authority to vote FOR the election of all the nominees listed on this proxy, FOR Proposals 2 and 3 and 1 YEAR on Proposal 4. The Proxy is authorized to vote, in the Proxy’s discretion, upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items Broadway Financial Corporation Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/BYFC

MMMMMMMMMMMM Broadway Financial Corporation Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 1 YEAR on Proposal 4. + 1. To elect two directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2023 or until their successors are elected and have been qualified 01 - Virgil Roberts 02 - Daniel A. Medina Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain For Against Abstain 2. To ratify the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2020; 3. To cast an advisory (non-binding) vote on executive compensation 1 Year 2 Years 3 Years Abstain 4. To cast an advisory (non-binding) vote as to whether the stockholder vote required to approve the compensation of named executive officers should occur every 1, 2, or 3 years; and Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 4 6 2 2 6 0 039ESF MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. A Proposals — The Board of Directors recommend a vote FOR the election of all the nominees listed on this proxy, FOR Proposals 2 and 3 and 2020 Annual Meeting Proxy Card

The 2020 Annual Meeting of Stockholders of Broadway Financial Corporation will be held on Wednesday, June 24, 2020 at 2:00 p.m. PST, virtually via the internet at www.meetingcenter.io/298422394. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — BYFC2020. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 24, 2020 Wayne-Kent A. Bradshaw is hereby appointed as Proxy, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Broadway Financial Corporation to be held virtually online on June 24, 2020 at 2:00 p.m. or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxy will have authority to vote FOR the election of all the nominees listed on this proxy, FOR Proposals 2 and 3 and 1 YEAR on Proposal 4. The Proxy is authorized to vote, in the Proxy’s discretion, upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Broadway Financial Corporation

MMMMMMMMMMMM + MMMMMMM C 1234567890 Broadway Financial Corporation 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/BYFC or scan the QR code — login details are located in the shaded bar below. Important Notice Regarding the Availability of Proxy Materials for the Broadway Financial Corporation Stockholder Meeting to be Held on June 24, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Broadway Financial Corporation proxy materials, Form 10-K Annual Report and 2020 Presentation to Stockholders are available at: www.envisionreports.com/BYFC Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/BYFC. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 12, 2020 to facilitate timely delivery. + 2 N O T C O Y 039ETE MMMMMMMMM Stockholder Meeting Notice 1234 5678 9012 345

Broadway Financial Corporation’s Annual Meeting of Stockholders will be held on Wednesday, June 24, 2020 at 2:00 p.m. PST, virtually via the internet at www.meetingcenter.io/298422394. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — BYFC2020. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR the election of all the nominees listed on this proxy, FOR Proposals 2 and 3 and 1 YEAR on Proposal 4: 1. To elect two directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2023 or until their successors are elected and have been qualified: 01 - Virgil Roberts 02 - Daniel A. Medina To ratify the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2020; To cast an advisory (non-binding) vote on executive compensation; and To cast an advisory (non-binding) vote as to whether the stockholder vote required to approve the compensation of named executive officers should occur every 1, 2, or 3 years 2. 3. 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/BYFC. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Broadway Financial Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 12, 2020. Stockholder Meeting Notice